UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

ALPHA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4162 Meyerwood Drive, Houston, TX	77025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-316-0061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APHE	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry Into a Material Definitive Agreement

On February 17, 2022, Alpha Energy, Inc. (the “Company”) entered into a Purchase and Sale Agreement (“PSA”) with Progressive Well Service, LLC. (“Progressive”). Under the terms of the PSA, the Company will acquire leases and related assets to certain oil and gas wells located in Logan County in Central Oklahoma as more fully descried in the PSA. As previously reported in the Company’s Current Report on Form 8-K filed July 20, 2020, the Company had entered into an Option Agreement to acquire certain oil and gas properties from Progressive on or prior to December 31, 2020, as extended from time to time. Under the PSA the Company is obligated to make an additional cash payment of four hundred and ninety thousand dollars ($490,000.00) after giving effect to one hundred and ten thousand dollars previously paid for the Option and Extension Payments, and a further payment of three (3%) percent of the net revenue from new wells drilled until Progressive receives three hundred and fifty thousand dollars ($350,000.00).

The acquired leases under the PSA comprise approximately 2,080 gross acres of developed and undeveloped proven production in the Cherokee Uplift in central Oklahoma, including 34 well bores, six of which are active.

The closing of the PSA is subject to certain closing conditions and is anticipated to occur on or before February 28, 2022.

The foregoing description of the PSA and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA by and among the Company and Progressive, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure

On February 22, 2022, the Company issued a press release announcing the execution of the PSA. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or 1933, as amended, or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement
99.1	Press release, dated February 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Dated: February 21, 2022

ALPHA ENERGY, INC.

/s/ John Lepin
John Lepin, CFO